                                  SCHEDULE 14C
                                 (RULE 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                   INFORMATION STATEMENT PURSUANT TO SECTION
                  14(c) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[ ] Definitive Information Statement


                      The Enterprise Group of Funds, Inc.
------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[Enterprise Group of Funds LOGO]
--------------------------------------------------------------------------------

February 28, 2001

Dear Shareholder:

     We are pleased to enclose an information statement about changes affecting three funds of The Enterprise Group of Funds, Inc. ("EGF"): the Capital Appreciation Fund, the Growth Fund and the Balanced Fund (each a "Fund," and collectively, the "Funds"). The first change concerns a change in ownership of Marsico Capital Management, LLP ("Marsico"), the Fund Manager for the Capital Appreciation Fund. The second change concerns a change in ownership of Montag & Caldwell, Inc. ("Montag," and together with Marsico, the "Fund Managers"), Fund Manager for the Growth Fund and the Balanced Fund.

     On January 2, 2001, Marsico Management Holdings, LLC, a subsidiary of Bank of America Corporation, a Delaware corporation, increased its ownership of Marsico from 50% to 100% (the "Marsico Transaction"). The Marsico Transaction resulted in a change in control of Marsico.

     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), the parent company of Montag, merged with a subsidiary of ABN AMRO North America Holding Company (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag.

     As a result of each change in ownership, the respective Fund Manager's Agreements with respect to the Capital Appreciation, Growth and Balanced Funds terminated automatically as a matter of law. The Board of Directors of EGF, acting pursuant to an exemptive order granted by the Securities and Exchange Commission, approved a new Fund Manager's Agreement with Marsico with respect to the Capital Appreciation Fund, effective as of January 2, 2001, and new Fund Manager's Agreements with Montag with respect to the Growth Fund and the Balanced Fund, effective as of February 1, 2001.

     The management fees paid by the Funds to Enterprise Capital Management, Inc., the investment adviser to the Funds, will not change as a result of the new Fund Manager's Agreements. The terms of the new Fund Manager's Agreements with the respective Fund Managers are substantially the same as the terms of the prior agreements in all material respects. The management fees paid to and the services provided by the Fund Managers will not change.

     We encourage you to read the attached information statement, which more fully describes the Marsico Transaction and the Montag Transaction and the Board of Directors' approval of the new Fund Manager's Agreements. We look forward to working with Marsico and Montag to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President, and Chief Executive Officer

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                           CAPITAL APPRECIATION FUND
                                  GROWTH FUND
                                 BALANCED FUND

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                             ATLANTA, GA 30326-1022
                             ---------------------

                             INFORMATION STATEMENT
                             ---------------------

                                PRELIMINARY COPY

     We are providing this information statement to the shareholders of the Capital Appreciation Fund, the Growth Fund and the Balanced Fund (each a "Fund," and collectively, the "Funds"), each a separate series of The Enterprise Group of Funds, Inc. ("EGF"), in lieu of a proxy statement, pursuant to the terms of an exemptive order that EGF has received from the Securities and Exchange Commission (the "SEC"). The order permits EGF's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to appoint new subadvisers ("Fund Managers") and to make changes to existing Fund Manager contracts with the approval of EGF's Board of Directors, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement will be mailed on or about February 28, 2001. As
of           , 2001, there were                shares outstanding of the Capital
Appreciation Fund,                shares outstanding of the Growth Fund and
               shares outstanding of the Balanced Fund. The cost of this information statement will be paid by Marsico Capital Management, LLC ("Marsico") and Montag & Caldwell, Inc. ("Montag") or their respective affiliates.

THE FUNDS

     The Funds are investment portfolios of EGF, a Maryland corporation. EGF is a party to an investment advisory agreement with Enterprise Capital, dated July 1, 1999 (the "Adviser's Agreement"). Under the Adviser's Agreement, Enterprise Capital is responsible for selecting, subject to the review and approval by the Board of Directors, one or more Fund Managers to manage each investment portfolio of EGF. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Fund Managers on an ongoing basis, and to recommend to the Board of Directors changes to the roster of Fund Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of EGF, except those operations contracted to EGF's custodian and transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment portfolio of EGF, from which Enterprise Capital pays all fees due to the Fund Managers. The investment portfolios of EGF, therefore, pay no fees directly to the Fund Managers.

     Enterprise Capital recommends Fund Managers for the investment portfolios to the Board on the basis of its continuing quantitative and qualitative evaluation of the Fund Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment portfolio. Short-term investment performance by itself is not a significant factor in selecting or terminating a Fund Manager, and Enterprise Capital does not expect to recommend frequent changes of Fund Managers.

     The Fund Managers do not provide any services to the investment portfolios other than investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, a Fund Manager, or its affiliated broker-dealer, may execute transactions for the Funds and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder.

CHANGE IN OWNERSHIP OF MARSICO CAPITAL MANAGEMENT, LLC

THE FUND MANAGER'S AGREEMENT

     Marsico has served as Fund Manager to the Capital Appreciation Fund since November 1, 1999, pursuant to a Fund Manager's Agreement among EGF, Enterprise Capital and Marsico (the "Previous Capital Appreciation Fund Agreement").

     Under the 1940 Act, a change in ownership of an investment company's adviser or subadviser is deemed to be an assignment of the advisory contract, which automatically terminates the contract. On January 2, 2001, the general and limited partners of TFM Holdings, LLP ("TFM Holdings"), which held a 50% ownership interest in Marsico, sold their interests in TFM Holdings to Marsico Management Holdings, LLC ("Marsico Management"), a subsidiary of Bank of America Corporation (the "Marsico Transaction"). Upon the consummation of the Marsico Transaction, Marsico Management increased its ownership of Marsico from 50% to 100%. The Marsico Transaction effectively terminated the Previous Capital Appreciation Fund Agreement. The Board of Directors of EGF approved a new Fund Manager's Agreement with Marsico on September 12, 2000 (the "New Capital Appreciation Fund Agreement").

PREVIOUS CAPITAL APPRECIATION FUND AGREEMENT

     Under the Adviser's Agreement, the Capital Appreciation Fund pays per year to Enterprise Capital a management fee equal to 0.75% of the Fund's average daily net assets. From this amount, under the Previous Capital Appreciation Fund Agreement, Enterprise Capital paid to Marsico fees per year equal to 0.45% of assets under management. For the fiscal year ended December 31, 2000, the Capital Appreciation Fund paid to Enterprise Capital management fees in the amount of $2,054,181, of which Enterprise Capital paid $1,232,508 to Marsico.

THE NEW CAPITAL APPRECIATION FUND AGREEMENT

     The fees payable to Marsico will not change under the New Capital Appreciation Fund Agreement, which is identical in all material respects to the Previous Capital Appreciation Fund Agreement. The form of the New Capital Appreciation Fund Agreement is attached to this Information Statement as Exhibit A.

     Pursuant to both the Previous Capital Appreciation Fund Agreement and the New Capital Appreciation Fund Agreement (together, the "Capital Appreciation Fund Agreement"), Enterprise Capital has delegated to Marsico the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Capital Appreciation Fund, or such portion of the assets of the Capital Appreciation Fund as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Capital Appreciation Fund, as set forth in its most current Registration Statement. Marsico's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Capital Appreciation Fund.

     The Capital Appreciation Fund Agreement provides that Marsico is not liable to Enterprise Capital, EGF, the Capital Appreciation Fund or the shareholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Marsico under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Marsico, or reckless disregard of its obligations and duties thereunder.

     The Capital Appreciation Fund Agreement may be terminated by any party thereto on thirty (30) days written notice, without the payment of any penalty.

THE BOARD OF DIRECTORS' DECISION

     In approving the New Capital Appreciation Fund Agreement, the Board of Directors considered a number of material factors, including, but not limited to: (i) that the terms and conditions of the New Capital Appreciation Fund Agreement are identical in all material respects to those of the Previous Capital Appreciation Fund Agreement, (ii) that the change in control of Marsico is not expected to affect its personnel or operations, (iii) the performance of the Capital Appreciation Fund since Marsico became Fund Manager for the Fund,
(iv) the nature and quality of services rendered by Marsico, and (v) that the New Capital Appreciation Fund Agreement would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Capital Appreciation Fund Agreement and relevant information, the Board concluded that the New Capital Appreciation Fund Agreement is fair, reasonable and in the best interests of the shareholders of the Capital Appreciation Fund. Accordingly, the Board of Directors, including the Directors who are not interested persons of EGF, Enterprise Capital or a Fund Manager (the "Independent Directors"), unanimously approved the New Capital Appreciation Fund Agreement.

INFORMATION ABOUT MARSICO

     The following is a description of Marsico, which is based on information provided by Marsico. Marsico is not affiliated with Enterprise Capital or EGF other than by reason of serving as Fund Manager to the Capital Appreciation Fund.

     Marsico is a Delaware limited liability company with principal offices at 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico was established in September 1997 by Thomas F. Marsico and TFM Holdings. Its principal source of income is professional fees received from providing continuing investment advice to: 1) registered mutual funds distributed to retail investors, 2) registered mutual funds that serve as funding vehicles for variable life insurance policies and variable annuity contracts, 3) institutions, 4) individuals and 5) private funds. As of December 31, 2000, Marsico had approximately $15 billion in assets under management for all clients. Information about other investment companies advised by Marsico with a similar investment objective to the Capital Appreciation Fund Marsico is set forth in Exhibit D.

     Thomas F. Marsico, Chairman and Chief Executive Officer, is responsible for the day-to-day management of the Capital Appreciation Fund. Prior to forming Marsico, Mr. Marsico served as the Portfolio Manager of the Janus Twenty Fund from 1988 to 1997 and the Janus Growth and Income Fund from 1991 to 1997. Information about the Board of Directors and principal executive officers of Marsico is set forth below. Unless otherwise stated, the principal occupation of each person listed below is his or her position with

Marsico. Unless otherwise indicated, the address of each person listed below is the principal office of Marsico set forth above.

        NAME (ADDRESS)                  TITLE/POSITION            OTHER BUSINESS ACTIVITIES
 Thomas F. Marsico               Chairman, Chief Executive
                                 Officer
 Barbara M. Japha                President and Director
 Christie L. Austin              Vice President and Chief
                                 Financial Officer
 Robert H. Gordon                Director                        President, NationsBank
 101 S. Tryon Street,                                            Advisors, Inc.
 Charlotte, NC 28255
 Owen G. Shell                   Director                        President, Wealth Management
 800 Market Street,                                              Group, Bank of America
 St. Louis, MO 63101
 Christopher J. Marsico          Chief Operating Officer and
                                 Director
 Frank L. Gentry                 Director
 101 S. Tryon Street,
 Charlotte, NC 28255

INFORMATION ABOUT BANK OF AMERICA

     The following is a description of Bank of America, which is based on information provided EGF by Bank of America. Bank of America is not affiliated with Enterprise Capital or EGF other than by reason of Marsico serving as Fund Manager.

     Bank of America Corporation, a Delaware corporation, is a bank holding company and a financial holding company headquartered at Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255. Bank of America Corporation provides a diversified range of banking and nonbanking services and products both domestically and internationally through three major business segments: Consumer and Commercial Banking, Asset Management and Global Corporate and Investment Banking. As of September 30, 2000, Bank of America had $671 billion in assets.

INFORMATION ABOUT BROKERAGE TRANSACTIONS

     Marsico is a registered broker-dealer and is affiliated with one or more registered broker-dealers. From time to time, a portion of the brokerage transactions of the Capital Appreciation Fund may be conducted with such broker-dealers, subject to policies established by EGF's Board to ensure that all brokerage commissions paid to such broker-dealers by the Capital Appreciation Fund are fair and reasonable. For the fiscal year ended December
31, 2000, EGF paid $[       ] in brokerage commissions with respect to the
Capital Appreciation Fund to affiliated broker-dealers of Marsico, which represented % of the Fund's aggregate brokerage commissions paid to such affiliated broker-dealers.

CHANGE IN OWNERSHIP OF MONTAG & CALDWELL, INC.

THE FUND MANAGER'S AGREEMENTS

     Montag has served as Fund Manager to the Growth Fund (and its predecessor, Alpha Fund, Inc.) since 1968. The current Fund Manager's Agreement with respect to the Growth Fund between Enterprise Capital and Montag (the "Previous Growth Fund Agreement") is dated July 29, 1994 and was last submitted to the shareholders of the Growth Fund on July 29, 1994. Montag has served as Fund Manager to the Balanced Fund since July 1, 1999. The current Fund Manager's Agreement with respect to the Balanced Fund among EGF, Enterprise Capital and Montag (the "Previous Balanced Fund Agreement," and together with the Previous Growth Fund Agreement, the "Previous Montag Agreements") is dated June 30, 1999 and was submitted to the initial sole shareholder for approval on July 1, 1999.

     On February 1, 2001, Alleghany Asset Management, Inc. ("AAM"), 171 North Clark Street, Chicago, Illinois 60601, the parent company of Montag, was merged with a subsidiary of ABN AMRO North America Holding Company ("ABN AMRO") (the "Montag Transaction"). The Montag Transaction resulted in a change in control of Montag and effectively terminated the Previous Montag Agreements. The Board of Directors of EGF approved new Fund Manager's Agreements with Montag with respect to the Growth Fund and the Balanced Fund on November 16, 2000 (the "New Growth Fund Agreement," and the "New Balanced Fund Agreement," respectively, and together, the "New Montag Agreements").

PREVIOUS GROWTH FUND AGREEMENT

     Under the Adviser's Agreement, the Growth Fund pays per year to Enterprise Capital a management fee equal to 0.75% of the Fund's average daily net assets. From this amount, under the Previous Growth Fund Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $100,000,000 of assets under management; 0.25% for assets under management from $100,000,000 to $200,000,000; and 0.20% for assets under management over $200,000,000. For the fiscal year ended December 31, 2000, the Growth Fund paid to Enterprise Capital management fees in the amount of $17,040,867, of which Enterprise Capital paid $4,694,231 to Montag.

PREVIOUS BALANCED FUND AGREEMENT

     Under the Adviser's Agreement, the Balanced Fund pays per year to Enterprise Capital a management fee equal to 0.75% of the Fund's average daily net assets. From this amount, under the Previous Balanced Fund Agreement, Enterprise Capital paid to Montag fees per year equal to 0.30% of the first $100,000,000 of assets under management; 0.25% for assets under management from $100,000,000 to $200,000,000; and 0.20% for assets under management over $200,000,000. For the fiscal year ended December 31, 2000, the Balanced Fund paid to Enterprise Capital management fees in the amount of $94,514, of which Enterprise Capital paid $37,798 to Montag.

THE NEW MONTAG AGREEMENTS

     The fees will not change under the New Montag Agreements, which are otherwise substantially the same in all material respects to the Previous Montag Agreements. With respect to the Growth Fund, the New Growth Fund Agreement differs from the Previous Growth Fund Agreement in the following manner: (1) the New Growth Fund Agreement is among EGF, Enterprise Capital and Montag, whereas EGF was not a party to the Previous Growth Fund Agreement, (2) the New Growth Fund Agreement contains a provision for the indemnification of Montag by Enterprise Capital for certain claims that may arise in connection with the Agreement and for the indemnification of Enterprise Capital by Montag for similar claims, but only with respect to Montag's willful misfeasance, bad faith or gross negligence, whereas the Previous Growth Fund Agreement does not contain such provision, (3) the New Growth Fund Agreement provides for termination on thirty (30) days written notice, while the Previous Growth Fund Agreement provides for sixty (60) days written notice, and (4) there are certain other immaterial differences between the two Agreements. The form of the New Growth Fund Agreement is attached to this Information Statement as Exhibit B and the form of the New Balanced Fund Agreement is attached to this Information Statement as Exhibit C.

     Pursuant to the Previous Montag Agreements and the New Montag Agreements (together, the "Montag Agreements"), Enterprise Capital has delegated to Montag the responsibility, subject to Enterprise Capital's supervision, to advise with respect to the investment and reinvestment of the assets of the Growth Fund and the Balanced Fund, or such portion of the assets of such Funds as Enterprise Capital shall specify from time to time, in accordance with the investment objectives, restrictions and limitations of the Funds, as set forth in their most current Registration Statement. Montag's responsibilities include providing investment research, advice and supervision, and making and executing decisions as to specific investments for the Growth Fund and the Balanced Fund.

     The Montag Agreements provide that Montag is not liable to Enterprise Capital, EGF, the Funds or the shareholders thereof for any mistake of judgment, act or omission in the course of, or connected with, the services rendered by Montag under the Agreement, except in the case of willful misfeasance, bad faith or gross negligence by Montag, or reckless disregard of its obligations and duties thereunder.

     The New Montag Agreements may be terminated by any party thereto on thirty
(30) days written notice, without the payment of any penalty.

THE BOARD OF DIRECTORS' DECISION

     In approving the New Montag Agreements, the Board of Directors considered a number of material factors, including, but not limited to: (i) that the terms and conditions of the New Montag Agreements are substantially the same in all material respects to those of the Previous Montag Agreements except for the provisions of the New Growth Fund Agreement described above, (ii) statements from ABM AMRO that it does not intend to make any material changes to Montag's financial, human and other resources that would adversely impact Montag's ability to provide the same quality of Fund Manager services that it has provided in the past, (iii) the historical performance of the Growth Fund and the Balanced Fund, (iv) the nature and quality of services rendered by Montag, and (v) that the New Montag Agreements would secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of its review of the New Montag Agreements and relevant information, the Board concluded that the New Montag Agreements are fair, reasonable and in the best interests of the shareholders of the Growth Fund and the Balanced Fund. Accordingly, the Board of Directors, including the Independent Directors, unanimously approved the New Montag Agreements.

INFORMATION ABOUT MONTAG

     The following is a description of Montag, which is based on information provided by Montag. Montag is not affiliated with Enterprise Capital or EGF other than by reason of serving as Fund Manager to one or more investment portfolios of EGF.

     Founded in 1945, Montag is a Georgia corporation. The principal business address of Montag is 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-1022. Montag managed approximately $29.1 billion in assets as of December 31, 2000. Information about other investment companies with a similar investment objective to the Growth Fund and the Balanced Fund advised by Montag is set forth in Exhibit E. Information about the Board of Directors and principal executive officers of Montag is set forth below. Unless otherwise indicated, the address of each person set forth below is the principal office of Montag.

 NAME (ADDRESS)            TITLE/POSITION                 OTHER BUSINESS ACTIVITIES
 Stuart D. Bilton        Director            President and Director, AAM; Chairman, Chicago
 171 North Clark Street                      Capital Management, Inc.; Director of each of the
 Chicago, IL 60601                           following entities: The Chicago Trust Company of
                                             California, TAMRO Capital Partners LLC, Veredus
                                             Asset Management LLC, Chicago Deferred Exchange
                                             Corporation, Chicago Deferred Exchange Corporation
                                             of California, Alleghany Investment Services, Inc.;
                                             President and Chief Executive Officer, Blairlogie
                                             International LLC; Trustee, Alleghany Asset
                                             Management Foundation
 Ronald E. Canakaris     Director, Chief     Director, AAM
                         Executive Officer,
                         President
 David B. Cuming*        Director            Senior Vice President and chief financial officer,
 375 Park Avenue                             Alleghany Corporation; Director of the following
 New York, NY 10152                          entities: AAM, Blairlogie Capital Management
 Solon P. Patterson      Chairman            Director, AAM; Member, The Georgia Chamber of
                                             Commerce; Board Member of Governors of the
                                             Investment Counsel Association of America
 William A. Vogel        Director, Senior    Director, XYZ Solutions Inc.
                         Vice President
 Elizabeth C. Chester    Secretary
 Brian W. Stahl          Treasurer

* Mr. Cuming will resign from his positions as Director of AAM, Montag and Blairlogie Capital Management upon consummation of the Montag Transaction.

INFORMATION ABOUT ABN AMRO NORTH AMERICA HOLDING COMPANY

     The following is a description of ABN AMRO, which is based on information provided by ABN AMRO. ABN AMRO is not affiliated with Enterprise Capital or EGF other than by reason of Montag serving as Fund Manager to one or more investment portfolios of EGF.

     ABN AMRO, located at 135 South LaSalle Street, Chicago, Illinois 60603, is a wholly-owned subsidiary of ABN AMRO Bank N.V. ("ABN AMRO Bank"). ABN AMRO Bank was formed in September 1991 following the merger of Algemene Bank Nederland N.V. and Amsterdam-Rotterdam Bank N.V., the two largest banks of the Netherlands. ABN AMRO Bank is wholly-owned by ABN AMRO Holding N.V. ("Holding"), a publicly listed company. Stichting Administratiekantoor ABN AMRO Holding ("Stichting"), holds and administers 99.9% of the preference shares of Holding. Stichting is a non-membership organization (i.e., an entity without shareholders or other members that is similar to a trust or foundation) with a self-appointing managing board organized under the laws of the Netherlands. Pursuant to the Articles of Association of Holding, the holder of the one priority share of Holding, Stichting Prioriteit ABN AMRO Holding, a non-membership organization with a self-appointing managing board organized under the laws of the Netherlands, determines the members of the managing board and supervisory board of Holding.

     Through ABN AMRO Asset Management ("AAAM"), its asset management arm, ABN AMRO Bank has managed domestic, regional and international equity and fixed income portfolios since 1933. Mutual funds account for over 48% of AAAM's assets under management, totaling over $59 billion of the total assets of $122 billion, as of June 30, 2000.

GENERAL

INFORMATION ABOUT ENTERPRISE CAPITAL

     Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of EGF. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. Enterprise Fund Distributors, Inc. is EGF's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta, Georgia 30326-1022. Enterprise Capital also provides investment advisory services to Enterprise Accumulation Trust ("EAT"). The Capital Appreciation Portfolio, the Growth Portfolio and the Balanced Portfolio of EAT each has an identical investment objective to the Capital Appreciation Fund, the Growth Fund and the Balanced Fund of EGF, respectively.

ADDITIONAL INFORMATION

     To the knowledge of EGF, as of                , 2001, no single person or
"group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the outstanding shares of any of the Funds. As of February 28, 2001, the Trustees and officers of EGF individually and as a group beneficially owned less than one percent of each Funds' outstanding shares. EGF is not required to hold annual meetings of shareholders; therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of shareholders must be received by the EGF a reasonable time before the proxy statement is mailed. Whether a shareholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

     Copies of EGF's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 800-432-4320, or writing to Enterprise Capital at the above address.

                                          By Order of the Board of Directors,

                                          /s/ CATHERINE R. MCCLELLAN
                                          Catherine R. McClellan
                                          Secretary

                                                                       EXHIBIT A

                      CAPITAL APPRECIATION FUND AGREEMENT

                                                                       EXHIBIT B

                             GROWTH FUND AGREEMENT

                                                                       EXHIBIT C

                            BALANCED FUND AGREEMENT

                                                                       EXHIBIT D

          ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED OR SUBADVISED
                       BY MARSICO CAPITAL MANAGEMENT, LLC

         FUND                      ASSETS                       TOTAL
                               ($ MILLIONS)*                ADVISORY FEE               SUBADVISORY FEE
                                                          (% AVERAGE DAILY            (% AVERAGE DAILY
                                                             NET ASSETS)                 NET ASSETS)
Marsico Growth and
Income Fund                                                     0.85
Nations Marsico Growth
& Income Fund                       647.8                       0.85                        0.45
Nations Marsico
  Focused
Equities Variable
Annuity Portfolio                   143.6                       0.85                        0.45
Marsico Capital Growth
Portfolio, a series of
the American Skandia
Trust                             1,887.7                       0.90                        0.45
Marsico Capital Growth
Fund, a series of
American Skandia
Advisor Funds, Inc.               1,073.6                       1.00                        0.45
Style Select Focused
Growth & Income
Portfolio Fund                      103.4                       1.00                        0.45
Frank Russell
  Investment
Company Equity I
Fund                                126.4                       0.55                        0.35
Frank Russell
  Investment
Company Diversified
Equity Fund                         124.2                       0.73                        0.35
Enterprise Capital
Appreciation Portfolio
of Enterprise
Accumulation Trust                   68.7                       0.73                        0.45

* As of July 31, 2000.

                                                                       EXHIBIT E

          ADVISORY FEES FOR CERTAIN OTHER FUNDS ADVISED OR SUBADVISED
                           BY MONTAG & CALDWELL, INC.

                              TOTAL NET
                             ASSETS AS OF         TOTAL ADVISORY FEE       SUBADVISORY FEE
                           OCTOBER 31, 2000           (% AVERAGE           (% AVERAGE DAILY
     GROWTH FUNDS            ($ MILLIONS)         DAILY NET ASSETS)          NET ASSETS)
Vision Large Cap
Growth Fund                       9                      0.85           0.50 first $50 million
                                                                        0.40 next $50 million
                                                                        0.30 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &
Caldwell Growth
Fund                            2,701            0.80 first $800,000
                                                   0.60 thereafter
Enterprise
  Accumulation
Trust Growth
Portfolio                        308                                    0.30 first $1 billion
                                                                           0.20 thereafter

                                                        TOTAL
                              TOTAL NET              ADVISORY FEE          SUBADVISORY FEE
                               ASSETS*                (% AVERAGE           (% AVERAGE DAILY
    BALANCED FUNDS           ($ MILLIONS)          DAILY NET ASSETS          NET ASSETS)
Balanced Portfolio of
Enterprise
  Accumulation
Trust                             16                                       0.30 first $100
                                                                               million
                                                                        0.25 next $100 million
                                                                           0.20 thereafter
Alleghany/Montag &
Caldwell Balanced
Fund                             336                     0.75

* As of October 31, 2000

                                       E-1